Exhibit 10.2

FIRST AMENDMENT TO THE

PROCESSING PRODUCTION AGREEMENT

This First Amendment to the Processing Production Agreement (the “Amendment”) is made as of the 8th day of August, 2003, by and between Aurora Foods Inc., a Delaware corporation (“Buyer”), and Olmarc Packaging Co., an Illinois corporation (“Producer”).

WITNESSETH

WHEREAS, Buyer and Producer entered into that certain Processing Production Agreement dated as of December 23, 1998 (the “Agreement”);

WHEREAS, both parties desire to amend the Agreement.

NOW, THEREFORE, for mutual and adequate consideration, Producer and Buyer agree as follows:

1.	Paragraph 1 of the Agreement shall be amended so that the Original Term shall end December 23, 2004.

2.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be executed by their respective duly authorized representative to be effective as of the date first set forth above.

AURORA FOODS INC. (“Buyer”)		OLMARC PACKAGING CO. (“Producer”)

By:	/s/ Steve Smiley	By:	/s/ Ken Marchetti

Print Name:	Steve Smiley	Print Name:	Ken Marchetti
Title:	V.P. Purchasing	Title:	C.E.O.